EXHIBIT 99.04

Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP United Kingdom Tel +44 (0)1256 894000 Fax +44 (0)1256 894708 www.shire.com

Press Release

Notification of major interests in shares

20 June 2007

1. Identity of the issuer or the underlying issuer of existing shares to which voting rights are attached:

Shire plc (LSE: SHP, NASDAQ: SHPGY, TSX: SHQ)

2. Reason for the notification	State Yes/No
An acquisition or disposal of voting rights	Yes
An acquisition or disposal of financial instruments which may result in the acquisition of shares already issued to which voting rights are attached
An event changing the breakdown of voting rights
Other (please specify):

3. Full name of person(s) subject to the notification obligation:	Dr. James Cavanaugh (proxy holder)
4. Full name of shareholder(s) (if different from 3.):	Shareholders appointing Dr. James Cavanaugh as discretionary proxy holder
5. Date of the transaction (and date on which the threshold is crossed or reached if different):	18 June 2007
6. Date on which issuer notified:	20 June 2007
7. Threshold(s) that is/are crossed or reached:	10%
8. Notified details:

A: Voting rights attached to shares

Class/type of shares if possible using the ISIN CODE	Situation previous to the Triggering transaction		Resulting situation after the triggering transaction
	Number of Shares	Number of Voting Rights	Number of shares	Number of voting rights		% of voting rights
			Direct	Direct	Indirect	Direct	Indirect
	412,849	412,849	412,849	412,849	59,269,521	0.07	10.72

B: Financial Instruments

Resulting situation after the triggering transaction

Type of financial instrument	Expiration date	Exercise/Conversion Period/ Date	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights

Total (A+B)
Number of voting rights	% of voting rights
59,682,370	10.79

9. Chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held, if applicable:

Proxy Voting:

10. Name of the proxy holder:	Dr James Cavanaugh
11. Number of voting rights proxy holder will cease to hold:
12. Date on which proxy holder will cease to hold voting rights:	21 June 2007

13. Additional information:	When proxy expires, 10.72% of voting rights will return to the shareholders that appointed Dr James Cavanaugh as discretionary proxy
14. Contact name:	Vivienne Hemming, Deputy Company Secretary Shire plc
15. Contact telephone number:	+ 44 1256 894276

Annex Notification Of Major Interests In Shares

A: Identity of the person or legal entity subject to the notification obligation
Full name (including legal form for legal entities)
Contact address (registered office for legal entities)
Phone number

Other useful information (at least legal representative for legal persons)

B: Identity of the notifier, if applicable
Full name	Dr James Cavanaugh
Contact address	Shire plc Hampshire International Business Park Chineham Basingstoke Hampshire RG24 8EP
Phone number	+44 1256 894 276
Other useful information (e.g. functional relationship with the person or legal entity subject to the notification obligation)	Dr. James Cavanaugh is the Non-Executive Chairman of Shire plc

C: Additional information
This notification is being made because Dr. James Cavanaugh, as Chairman of the meeting has been granted discretionary proxies for the AGM held on 20 June 2007.

T May
Company Secretary

For further information please contact:

Investor Relations	Cléa Rosenfeld (Rest of the World)	+44 1256 894 160
	Eric Rojas (North America)	+1 484 595 8252

Notes to editors

SHIRE PLC

Shire’s strategic goal is to become the leading specialty biopharmaceutical company that focuses on meeting the needs of the specialist physician.  Shire focuses its business on attention deficit and hyperactivity disorder (ADHD), human genetic therapies (HGT), gastrointestinal (GI) and renal diseases.  The structure is sufficiently flexible to allow Shire to target new therapeutic areas to the extent opportunities arise through acquisitions.  Shire believes that a carefully selected portfolio of products with a strategically aligned and relatively small-scale sales force will deliver strong results.

Shire’s focused strategy is to develop and market products for specialty physicians.  Shire’s in-licensing, merger and acquisition efforts are focused on products in niche markets with strong intellectual property protection either in the US or Europe.

For further information on Shire, please visit the Company’s website: www.shire.com.